SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 2, 2007


                           Natus Medical Incorporated
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             (Exact name of registrant as specified in its charter)


         Delaware                      000-33001                 77-0154833
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)



               1501 Industrial Road, San Carlos, California 94070
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (650) 802-0400
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                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.      Results of Operations and Financial Condition.

On August 2, 2007, Natus Medical Incorporated (the "Company) is issuing a press release and holding a conference call regarding its financial results for the second quarter of fiscal 2007 ended June 30, 2007 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

        (d)     Exhibits.

                Exhibit No.    Description
                -----------    -----------

                  99.1 Press release of Natus Medical Incorporated dated August 2, 2007 describing the Company's results for its second fiscal quarter ended June 30, 2007 and other financial information.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATUS MEDICAL INCORPORATED


Date: August 2, 2007                    By: /s/ Steven J. Murphy
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                                            Steven J. Murphy
                                            Vice President Finance and Chief
                                            Financial Officer

                                Index to Exhibits


                Exhibit No.    Description
                -----------    -----------

                  99.1 Press release of Natus Medical Incorporated dated August 2, 2007 describing the Company's results for its second fiscal quarter ended June 30, 2007 and other financial information.